UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(AMENDMENT NO. 1)

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII (State or Other Jurisdiction of Incorporation)	001-34187 (Commission File Number)	99-0032630 (I.R.S. Employer Identification No.)

1411 Sand Island Parkway Honolulu, Hawaii (Address of Principal Executive Offices)	96819 (Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed on May 29, 2015 (the “Initial 8-K”) by Matson, Inc. (“Matson”), in order to provide the financial statements and pro forma financial information required by Item 9.01.  As previously reported in the Initial 8-K, on May 29, 2015, Matson Navigation Company, Inc. (“Matson Navigation”), a wholly-owned subsidiary of Matson, completed its acquisition of Horizon Lines, Inc. (“Horizon”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of November 11, 2014 (the “Merger Agreement”), as amended by Amendment No. 1, dated as of February 13, 2015 (the “Merger Agreement Amendment”), by and among Matson Navigation, Hogan Acquisition Inc., a wholly-owned subsidiary of Matson Navigation (“Merger Sub”), and Horizon.  At the effective time, as defined in the Merger Agreement, Merger Sub merged with and into Horizon, with Horizon continuing as the surviving entity and a direct wholly-owned subsidiary of Matson Navigation (the “Merger”).

The foregoing description of the Merger Agreement and the Merger Agreement Amendment, and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Merger Agreement Amendment, which are attached as Exhibit 2.1 to Matson’s Current Reports on Form 8-K filed on November 12, 2014 and February 17, 2015, respectively, and incorporated herein by reference.

Items and exhibits previously reported in the Initial 8-K that are not included in this Amendment No. 1 remain unchanged.

Item 9.01.             Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

•                  The audited Consolidated Financial Statements of Horizon Lines, Inc. for the years ended December 21, 2014 and December 22, 2013, with reports of independent auditors, are attached as Exhibit 99.1 hereto and incorporated by reference into this Current Report on Form 8-K/A.

These consolidated financial statements reflect Horizon’s Alaska and Hawaii operations as continuing operations, and the Puerto Rico operations as discontinued operations, for the years ended December 21, 2014 and December 22, 2013.

•                  The unaudited Condensed Consolidated Balance Sheet of Horizon Lines, Inc. for the three-months ended March 22, 2015, and the Consolidated Statements of Operations and Cash Flows for the three-months ended March 22, 2015 and March 23, 2014 are attached as Exhibit 99.2 hereto and incorporated by reference into this Current Report on Form 8-K/A.

These consolidated financial statements reflect Horizon’s Alaska and Hawaii operations as continuing operations, and the Puerto Rico operations as discontinued operations, for the years ended December 21, 2014 and December 22, 2013.

•                  The consent of Ernst and Young, Horizon Lines Inc.’s independent auditors, is attached as Exhibit 23.1 hereto.

(b)   Pro Forma Financial Information

•                  The Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2015, Unaudited Pro Forma Combined Condensed Statement of Operations for the three-month period ended March 31, 2015, and the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2014 are attached as Exhibit 99.3 hereto and incorporated by reference into this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the three-months ended March 31, 2015 (the “pro forma financial statements”) are based on the separate historical consolidated financial statements of the Company and Horizon. These pro forma financial statements reflect the acquisition of Horizon, and exclude the Hawaii operations which were sold to The Pasha Group, and other related events, and apply the assumptions and adjustments described in Exhibit 99.3.

(d)   Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K/A:

23.1        Consent of Ernst & Young LLP.

99.1                        Audited Consolidated Financial Statements of Horizon Lines, Inc. for the years ended December 21, 2014 and December 23, 2013, with reports of independent auditors.

99.2                        Unaudited Condensed Consolidated Balance Sheet of Horizon Lines, Inc. for the three-months ended March 22, 2015, and the Consolidated Statements of Operations and Cash Flows for the three-months ended March 22, 2015 and March 23, 2014.

99.3                        Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2015, Unaudited Pro Forma Combined Condensed Statement of Operations for the three-month period ended March 31, 2015, and the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: August 4, 2015

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